UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2008
Merrill Lynch & Co., Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7182	13-2740599

(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

4 World Financial Center, New York, New York	10080

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 449-1000
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c) On April 28, 2008, Merrill Lynch & Co., Inc. (“Merrill Lynch”) announced that Thomas K. Montag will be joining Merrill Lynch in August 2008 to serve as Executive Vice President and Head of Global Sales and Trading.
The Company’s related press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.
(e) On April 24, 2008, the Merrill Lynch Board of Directors approved the election of Thomas K. Montag as Executive Vice President and Head of Global Sales and Trading, effective upon his joining Merrill Lynch. Mr. Montag will report to Chairman and Chief Executive Officer John A. Thain. The Board of Directors also approved the terms of the agreement with Mr. Montag (the “Agreement”).
Under the terms of the Agreement, it is expected that Mr. Montag will join Merrill Lynch in early August 2008. The financial terms of the Agreement include: (1) an annual salary of $600,000; (2) a bonus for fiscal year 2008 of $39.4 million, payable in cash and in stock-based compensation in January 2009; and (3) compensation for the forfeiture of equity awards from The Goldman Sachs Group, Inc., his former employer, one-third of which will be paid in cash and the remainder of which will be granted as restricted stock units and nonqualified stock options (with similar terms and conditions as those contained in the forfeited equity awards). The Agreement does not provide for any guaranteed bonus payments for future years. Mr. Montag’s future bonus compensation will be determined annually by the Management Development and Compensation Committee of the Merrill Lynch Board of Directors.
Mr. Montag also will be subject to Merrill Lynch’s standard executive restrictive covenant agreement that provides for notice prior to termination and limitations on post-termination competition with Merrill Lynch and the hiring and solicitation of Merrill Lynch employees.
The Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits
10.1	Form of Agreement dated May 1, 2008 with Thomas K. Montag

10.2	Executive Restrictive Covenant Agreement

10.3	Summary of Agreement with respect to post-employment medical coverage

99.1	Press Release of Merrill Lynch & Co., Inc. dated April 28, 2008

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH & CO., INC.
(Registrant)
By:	/s/ Judith A. Witterschein
Judith A. Witterschein
Corporate Secretary

Date: May 2, 2008

     Exhibit Index
10.1	Form of Agreement dated May 1, 2008 with Thomas K. Montag

10.2	Executive Restricted Covenant Agreement

10.3	Summary of Agreement with respect to post-employment medical coverage

99.1	Press Release of Merrill Lynch & Co., Inc. dated April 28, 2008